INTREPID CAPITAL MANAGEMENT FUNDS TRUST

Intrepid Income Fund
Intrepid Disciplined Value Fund

Supplement dated November 27, 2013 to the
Prospectus dated January 31, 2013,
as supplemented on January 31, 2013, April 1, 2013, and April 24, 2013

Closing of Investor Class Shares of Intrepid Income Fund
The Board of Trustees (the “Board”) of Intrepid Capital Management Funds Trust (the “Trust”), based on the recommendation of Intrepid Capital Management, Inc. (the “Adviser”) has approved closing the Investor Class shares of the Intrepid Income Fund (the “Fund”) as of the close of business on January 31, 2014.  Accordingly, as of January 31, 2014, the Fund will no longer offer Investor Class shares as a class of the Fund.

On January 31, 2014, the Fund will convert its Investor Class shares into Institutional Class shares.  Prior to the conversion, shareholders of the Investor Class may redeem those shares as described in the Fund’s Prospectus.

Please see the Fund’s prospectus for detailed information about the fees and expenses associated with the Institutional Class shares.  Set forth below is a table showing the fees and expenses of the Investor Class shares and the Institutional Class shares, as reflected in the Prospectus.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	2.00%	2.00%
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distributions and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.27%	0.27%
Total Annual Fund Operating Expenses	1.27%	1.02%
Fee Waiver and/or Expense Reimbursement(2)	-0.11%	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.16%	0.91%

(1)
“Other Expenses” includes Acquired Fund Fees and Expenses (“AFFE”), which are indirect fees and expenses that funds incur from investing in the shares of other mutual funds.  The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the statutory prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFE.

(2)
Intrepid Capital Management, Inc. (the “Adviser”) has contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding AFFE) do not exceed 1.15% of the Fund’s average daily net assets for the Investor Class shares of the Fund, and do not exceed 0.90% of the average daily net assets for the Institutional Class shares.  This agreement will continue in effect until January 31, 2014, with successive renewal terms of one year unless terminated by the Board of Trustees prior to any such renewal.  The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding AFFE) do not exceed 1.15% of average daily net assets for the Investor Class and do not exceed 0.90% of average daily net assets for the Institutional Class in the year of reimbursement. “Other Expenses” are presented before any waivers or expense reimbursements.

If Investor Class shares are not redeemed prior to the conversion on January 31, 2014, then each shareholder owning Investor Class shares of the Fund will receive Institutional Class shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Investor Class shares immediately prior to the conversion.  In addition, for Investor Class shareholders currently enrolled in the Automatic Investment Plan or Systematic Withdrawal Plan, after conversion to Institutional Class shares such shareholders will automatically begin purchasing Institutional Class shares through the Automatic Investment Plan or redeeming their Institutional Class shares through the Systematic Withdrawal Plan under the same terms and conditions. Likewise, following the conversion, reinvested distributions will be reinvested in Institutional Class shares.

Investor Class shareholders will generally not recognize a taxable gain or loss on the conversion of their Investor Class shares for Institutional Class shares, and such shareholders will have the same aggregate tax basis in Institutional Class shares received pursuant to the conversion as in their Investor Class shares.  Please note, however, that a redemption of Investor Class shares on or before January 31, 2014 may be a taxable event and an Investor Class shareholder may recognize a gain or loss in connection with the redemption.

Effective as of January 31, 2014, the Fund will reduce the minimum initial amount of investment in the Institutional Class shares of the Fund from $250,000 to $2,500.  Subsequent investments in the Institutional Class shares of the Fund may be made with a minimum investment of $100.

Change of Investment Strategy for Intrepid Income Fund

As of January 31, 2014, the Board, based on the recommendation of the Adviser, approved a change in the principal investment strategies of the Intrepid Income Fund.

To reflect changes in the principal investment strategies of the Intrepid Income Fund, the information under the heading “Principal Investment Strategies” on page 12 of the Prospectus is deleted and replaced with the following effective as of January 31, 2014:

                Under normal conditions, the Fund primarily invests in fixed-income securities.   The Fund’s fixed income securities will consist principally of high-yield corporate debt securities (sometimes referred to as “junk bonds”), bank debt (including loan assignments and participations), convertible debt, and U.S. government securities.  The Fund may also invest in investment grade corporate debt securities, as well as the debt of foreign issuers.  High yield securities typically pay high current interest. They also offer the potential for capital appreciation when purchased at a discount to par value or when favorable company-specific events occur.  The Fund’s investment advisor performs deep fundamental credit analysis in selecting debt securities for the Fund, and the Fund’s holdings will not be limited by credit quality, sector, or geography.  The Fund’s investments in debt instruments will not be limited in duration, but typically will be in securities having a duration of two to six years at the time of purchase.  Duration is a measure of a debt security’s price sensitivity taking in to account a debt security’s cash flows over time.  For example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.

In addition, the Fund may invest in equity securities, consisting principally of dividend-paying common stock or preferred stock.  The Fund will typically seek dividend-paying equity and preferred securities that it believes are undervalued based on internal appraisals of such securities’ intrinsic values.  The Fund typically determines the intrinsic value of a company to be the present value of a company's expected future stream of free cash flows discounted by an appropriate discount rate.  After estimating the intrinsic value of the business as a whole, the Fund adjusts for debt, cash, and other potential capital (such as minority interest) to arrive at an estimate of the equity security’s intrinsic value. If a dividend paying common stock or preferred stock stops paying dividends after its purchase by the Fund, the Fund would not be required to sell the security.

The Adviser may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions and its own credit analyses to determine the creditworthiness and potential for capital appreciation of a security.

In certain market conditions, the Adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period.  The Fund expects that it may maintain substantial cash positions when the Adviser determines that such cash holdings, given the risks the Adviser believes to be present in the market, are more beneficial to shareholders than investment in additional securities.

Reduction in Expense Cap for Intrepid Disciplined Value Fund

Effective as of January 31, 2014, the Adviser has contractually agreed to reduce its fees and/or reimburse the Intrepid Disciplined Value Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, acquired fund fees and expenses, and extraordinary items) do not exceed 1.30% of the Intrepid Disciplined Value Fund’s average daily net assets for the Investor Class shares of the Fund, and do not exceed 1.05% of the average daily net assets for the Institutional Class shares.  This agreement will continue in effect until January 31, 2015, with successive renewal terms of one year unless terminated by the Board of Trustees prior to any such renewal.  The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, acquired fund fees and expenses, and extraordinary items) do not exceed 1.30% of average daily net assets for the Investor Class and do not exceed 1.05% of average daily net assets for the Institutional Class in the year of reimbursement.

Please retain this Supplement for future reference.